Exhibit (s)

                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned, being a person required to file a statement under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to Claymore/Guggenheim Strategic Opportunities Fund, a Delaware statutory trust, hereby authorizes, designates and appoints Nicholas Dalmaso and Matthew Patterson to act as attorney-in-fact to execute and file statements on Form 3, Form 4 and Form 5 and any successor forms adopted by the Securities Exchange Commission, as required by the 1934 Act and the Investment Company Act of 1940, as amended, and the rules thereunder, and to take such other actions as such attorney-in-fact may deem necessary or appropriate in connection with such statements, hereby confirming and ratifying all actions that such attorney-in-fact has taken or may take in reliance hereon. This power of attorney shall continue in effect until the undersigned no longer has an obligation to file statements under the section cited above, or until specifically terminated in writing by the undersigned.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


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         IN WITNESS WHEREOF, each of the undersigned has executed this Power of
Attorney on the 15th day of December, 2006.



                                 /s/ Nicholas Dalmaso
                                 ----------------------------
                                 Nicholas Dalmaso
                                 Trustee and Chief Legal and Executive Officer


                                 /s/ Randall C. Barnes
                                 ----------------------------
                                 Randall C. Barnes
                                 Trustee


                                 /s/ Ronald A. Nyberg
                                 ----------------------------
                                 Ronald A. Nyberg
                                 Trustee


                                 /s/ Ronald E. Toupin, Jr.
                                 ----------------------------
                                 Ronald E. Toupin, Jr.
                                 Trustee


                                 /s/ Steven M. Hill
                                 ----------------------------
                                 Steven M. Hill
                                 Chief Financial Officer, Chief Accounting
                                 Officer and Treasurer


                                 /s/ Matthew Patterson
                                 ----------------------------
                                 Matthew Patterson
                                 Secretary


                                 /s/ Jim Howley
                                 ----------------------------
                                 Jim Howley
                                 Assistant Treasurer